GOODWILL	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
GOODWILL

15.	GOODWILL

	2023	2022

Balance at the end of the previous year	40,594.0	42,411.3
Effects of movements in foreign exchange in the balance sheet	(4,067.9)	(3,510.6)
Effect of application of IAS 29 (hyperinflation)	1,481.1	1,709.9
Acquisitions, (write-offs) and disposal through business combinations	(3.6)	(16.6)
Balance at the end of the year	38,003.6	40,594.0

The carrying amount of goodwill was allocated to the different cash generating unit (“CGU”) as follows:

	Functional currency	2023	2022

Brazil	BRL	17,698.8	17,702.4
Goodwill		102,941.4	102,945.0
Non-controlling transactions (i)		(85,242.6)	(85,242.6)

CAC:
Dominican Republic	DOP	3,805.5	4,231.6
Panama	PAB	1,682.9	1,813.8

Latin America - South:
Argentina	ARS	2,183.8	3,463.0
Bolivia	BOB	1,712.5	1,845.6
Chile	CLP	47.9	53.1
Paraguay	PYG	888.2	953.8
Uruguay	UYU	184.0	193.1

Canada	CAD	9,800.0	10,337.6
		38,003.6	40,594.0

(i)	This refers to the shareholding exchange transaction in 2013 as a result of the adoption of the predecessor basis of accounting.

The assets with indefinite useful life represent approximately 29% of the total consolidated assets at December 31, 2023 (29% at December 31, 2022).

Accounting policies

Goodwill arises on acquisitions of subsidiaries, associates, and joint arrangements and is determined as the excess between: the sum of (i) the consideration paid in exchange for control of the acquiree; plus (ii) the amount of any non-controlling interests in the acquiree (when applicable); and (iii) the fair value, at the acquisition date, of any previous equity interest in the acquiree, over the fair value of the net identifiable assets acquired and liabilities assumed, measured in accordance with IFRS 3 - Business Combination as at the date of acquisition.

Business combinations are recognized applying the investment cost allocation method. If the company's share of the net fair value of the recognized assets, liabilities, and contingent liabilities exceeds the cost of the business combination, such excess is immediately recognized in the income statement. In a business combination, the asset with indefinite useful life is allocated from the acquisition date to each CGU expected to benefit from the business combination synergies.

In compliance with IFRS 3, goodwill is carried at cost and not amortized, but is tested for impairment at least annually, or whenever there are indications that the CGU to which the goodwill has been allocated could be impaired. Impairment losses recognized on goodwill are not reversed. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.

For associates and joint ventures, goodwill is included in the carrying amount of the investment in the associate/joint venture.

Goodwill is expressed in the functional currency of the CGU or joint operation to which it relates and translated into Reais using the year-end exchange rate.

Expenditure on internally generated goodwill is expensed as it is incurred.

Goodwill includes the effects of applying the predecessor basis of accounting (Note 3 (3.2.5.1)).